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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                 FORM 8-K



                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                  March 14, 2001

                            PAYLESS CASHWAYS, INC.
           (Exact name of registrant as specified in its charter)


DELAWARE                               0-4437                   42-0945849
(State or other jurisdiction    (Commission File Number)      (IRS Employer
   of incorporation)                                         Identification No.)


800 NW Chipman Road, Suite 5900
P.O. Box 648001
Lee's Summit, Missouri                                                64064-8001
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:               (816) 347-6000



                                  Not applicable

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         (Former name or former address, if changed since last report)



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Item 7.     Financial Statements and Exhibits.

         (c)      EXHIBITS.  The following exhibits are filed herewith:

         99.1     Press Release dated March 14, 2001.

Item 9.  Regulation FD Disclosure.

         On March 14, 2001, the Company issued a press release announcing its operating results for the first quarter ended February 24, 2001. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  March 14, 2001
                                    PAYLESS CASHWAYS, INC.


                                    By:/s/ Richard B. Witaszak
                                    --------------------------------------------
                                    Richard B. Witaszak, Senior Vice President -
                                    Finance and Chief Financial Officer